UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 13, 2005


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)    File Number)               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On recommendation of the Nominating Committee, the Board of Directors has elected on October 13, 2006 Rose Ann Giordano and John Freeman as directors of the Corporation to fill two newly created vacancies. There is no understanding between these new directors and any other person pursuant to which these directors were appointed. Initially, these directors will not serve on any committees of the Board. While this is expected to change in the future, which committee either will serve upon has not been determined. Each new director has been granted an option to purchase 6,000 shares of the Company's common stock at the closing price on October 13, 2005 and expiring on September 14, 2010.


     Item 404(a) of Regulation S-K information:

      Name                                     Age
   Rose Ann Giordano                            67
   John H. Freeman                              56


Rose Ann Giordano has been President of Thomis Partners (investing and advisory services) since 2002. Prior to that, and for more than five years, Ms. Giordano served as Vice President of Worldwide Sales & Marketing for the Customer Services Division of Compaq Computer Corporation. Prior to that, Ms. Giordano held a number of positions with Digital Equipment Corporation. Ms. Giordano was the first woman Vice President and Corporate Officer of Digital Equipment Corporation. Ms. Giordano serves on the Board of Directors of TimeTrade Inc., MIT Enterprise Forum/NE, the National Association of Corporate Directors/ New England and Emerson Hospital. Ms. Giordano holds a B.A. in Mathematics from Marywood College and is a graduate of the Stanford University Business School Executive Program.


John H. Freeman has been the Chief Operating Officer at Taratec Development Corporation (life sciences consulting) since September 1, 2004. Prior to that, and for more than five years, he was responsible for leading IBM's worldwide sales, marketing, and business planning for Pharmaceutical, Medical Device, and Life Sciences clients. This included IBM product sales of hardware, software, services and financing. Mr. Freeman has 30 years of executive sales and operations management experience with IBM. Mr. Freeman is a graduate of Pennsylvania State University with an M.S. in Computer Science and holds a B.A. in Mathematics from Syracuse University.




Item 9.01  Financial Statements and Exhibits

Exhibit 99  Press Release dated October 13, 2005



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS
Date:  October 13, 2005               _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer